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                                                              EXHIBIT 23.3

                     CONSENT OF INDEPENDENT AUDITORS

We consent the reference to our firm under the caption "Experts" and to the use of our report dated June 19, 1998, and July 1, 1998 in the Registration Statement (Form S-1), dated June 19, 1998, and any amendments or supplements thereto, and the related Prospectus of Scottish Life Holdings, Ltd.

                                          /s/ Ernst & Young

George Town, Grand Cayman

British West Indies

August 12, 1998